BOB EVANS FARMS, INC.
                          ANNUAL REPORT ON FORM 10-K
                     FOR FISCAL YEAR ENDED APRIL 26, 1996

                              INDEX TO EXHIBITS


Exhibit
Number          Description                            Location

3(a)            Certificate of Incorporation           Incorporated herein
                of the Registrant                      by reference to
                                                       Exhibit 3 (a) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 24, 1987
                                                       (File No. 0-1667)

3(b)            Certificate of Amendment of            Incorporated herein
                Certificate of Incorporation           by reference to
                of the Registrant dated Aug. 26, 1987  Exhibit 3(b) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 28, 1989
                                                       (File No. 0-1667)

3(c)            Certificate of Adoption                Incorporated herein
                of Amendment to                        by reference to
                Certificate of Incorporation           Exhibit 3(c) to the
                of the Registrant                      Registrant's Annual
                dated Aug. 9, 1993                     Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 29, 1994
                                                       (File No. 0-1667)

3(d)            Restated Certificate of                Incorporated herein
                Incorporation of Registrant            by reference to
                                                       Exhibit 3(d) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 29, 1994
                                                       (File No. 0-1667)

3(e)            By-Laws of the Registrant              Incorporated herein
                                                       by reference to
                                                       Exhibit 3(c) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 24, 1987
                                                       (File No. 0-1667)

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10(a)           Restated Bob Evans Farms, Inc.         Incorporated herein
                and Affiliates 401K                    by reference to
                Retirement Plan                        Exhibit 10(a) to the
                (effective Jan. 1, 1994,               Registrant's Annual
                except as otherwise provided)          Report on Form 10-K
                                                       for the fiscal year
                                                       ended April 28, 1995
                                                       (File No. 0-1667)

10(b)           Amendment No. 1                        Page 62
                to the Bob Evans Farms, Inc.
                and Affiliates 401K
                Retirement Plan

10(c)           Bob Evans Farms, Inc. and              Incorporated herein
                Affiliates 401K                        by reference to
                Retirement Plan Trust                  Exhibit 4(f) to the
                (effective May 1, 1990)                Registrant's Pre-
                                                       Effective
                                                       Amendment
                                                       No. 1 to Form S-8
                                                       Registration
                                                       Statement, filed
                                                       April 27, 1990
                                                       (Registration No.
                                                       33-34149)

10(d)           Bob Evans Farms, Inc.                  Incorporated herein
                1987 Incentive Stock                   by reference to
                Option Plan                            Exhibit 4(a) to the
                                                       Registrant's
                                                       Registration
                                                       Statement on
                                                       Form S-8, filed
                                                       Oct. 19, 1987
                                                       (Registration No.
                                                       33-17978)

10(e)           Agreement, dated                       Incorporated herein by
                Feb. 24, 1989,                         reference to Exhibit
                between Daniel E. Evans                10(g) to the Registrant's
                and Bob Evans Farms,                   Annual Report on Form
                Inc.; and, Schedule A to               10-K for its fiscal year
                Exhibit 10(e) identifying              ended April 28, 1989
                other substantially                    (File No. 0-1667);
                identical Agreements                   Page 68
                between Bob Evans Farms,
                Inc. and certain of the
                executive officers of Bob
                Evans Farms, Inc.

10(f)           Bob Evans Farms, Inc.                  Incorporated herein
                1989 Stock Option Plan                 by reference to
                for Nonemployee                        Exhibit 4(d) to the
                Directors                              Registrant's Regis-
                                                       tration Statement on
                                                       Form S-8, filed
                                                       Aug. 23, 1989
                                                       (Registration No.
                                                       33-30665)

10(g)           Bob Evans Farms, Inc.                  Incorporated herein
                1991 Incentive Stock                   by reference to
                Option Plan                            Exhibit 4(d) to the
                                                       Registrant's Regis-
                                                       tration Statement on
                                                       Form S-8, filed
                                                       Sept. 13, 1991
                                                       (Registration No.
                                                       33-42778)

10(h)           Bob Evans Farms, Inc.                  Incorporated herein
                Supplemental Executive                 by reference to
                Retirement Plan                        Exhibit 10(i) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 24, 1992
                                                       (File No. 0-1667)

10(i)           Bob Evans Farms, Inc.                  Incorporated herein
                Nonqualified Stock Option              by reference to
                Plan                                   Exhibit 10(j) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 24, 1992
                                                       (File No. 0-1667)

10(j)           Bob Evans Farms, Inc.                  Incorporated herein
                Long Term Incentive Plan               by reference to
                for Managers                           Exhibit 10(k) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for its fiscal year
                                                       ended April 30, 1993
                                                       (File No. 0-1667)

10(k)           Bob Evans Farms, Inc.                  Incorporated herein
                1994 Long Term Incentive Plan          by reference to
                                                       Exhibit 10(n) to the
                                                       Registrant's Annual
                                                       Report on Form 10-K
                                                       for the fiscal year
                                                       ended April 29, 1994
                                                       (File No. 0-1667)

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


11              Computation of Earnings Per            Page 71
                Share

13              Registrant's Annual Report to          Page 26
                Stockholders for the fiscal
                year ended April 26, 1996 (Not
                deemed filed except for
                portions thereof which are
                specifically incorporated by
                reference into this Annual
                Report on Form 10-K)

21              Subsidiaries of the Registrant         Page 72

23              Consent of Ernst & Young, LLP          Page 73

27              Financial Data Schedule                Page 74


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